                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     EICO ELECTRONIC INSTRUMENT CO., INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                   EICO ELECTRONIC INSTRUMENT CO., INC.
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               June 5, 1998


                                                            April 12, 1998

TO OUR STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at 11:00 A.M. on June 5, 1998 at Marriott World Trade Center, 3 World Trade Center, 3rd Floor, Wall Street Room, New York, NY, for the following purposes:

1. To elect three directors to serve until the next Annual Meeting and until their successors are elected; and

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record as of the close of business on April 28, 1998 are entitled to receive notice of and to vote at the meeting.

     We hope that a great many of our stockholders will be able to attend in person. If you do not expect to attend, please sign, date and mail the enclosed proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares of stock may be represented at the meeting.

                                             Cordially yours,

                                             LINDA ASHLEY
                                             President

                             PROXY STATEMENT

     The accompanying proxy is solicited on behalf of the Board of Directors of Eico Electronic Instrument Co., Inc. (the "Company") for use at the annual meeting of stockholders to be held on June 5, 1998 and at all adjournments thereof. Shares represented at the meeting by the enclosed proxy will be voted in the manner indicated below. The proxy may be revoked at any time prior to its exercise by written notice to the Secretary of the Company. It is anticipated that the proxy statement and form of proxy will be mailed to stockholders on or betore April 30, 1998.

      On September 27, 1997, the outstanding voting securities of the Company entitled to be voted at the meeting consisted of 600,380 shares of the Common Stock exclusive of treasury shares. Each stockholder has the right to one vote for each share held by her or him of record at the close of business on April 28, 1998.

                    NOMINEES FOR ELECTION AS DIRECTORS

     Three directors are to be elected to serve until the next annual meeting of stockholders and until their respective successors are elected. It is intended that shares represented at the meeting by the enclosed proxy will be voted for the election of the persons listed below as directors, except to the extent that stockholders indicate by appropriate designation on the proxies that authority to vote for any person or persons is withheld. If any of the nominees should not be a candidate, shares so represented will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who are not candidates. The Board of Directors has no reason to expect that any of these nominees will fail to be candidates at the meeting and therefore has not chosen a substitute for any nominee. The information indicated below concerning occupations, age and beneficial ownership of stock has been furnished to the Company by the respective nominees.

                       Company Position; and                   Has           Shares Beneficially
                       Principal Occupation                 Served as            Owned as of
                       During Past 5 Years,                a Director         September 27,1997
Name (Age)                      [1]                           Since          (Percentage of Class)
----------                      ---                           -----          --------------------
Linda Ashley            Director, President                    1984             64,547 (10.61%)
(53) [2]
Howard S. Kaplan        Director                               1972                   -0-
(70) [3]
Gordon Katz             Director, Secretary,                   1995                   -0-
(31) [4]                Attorney

All Directors (5]
and Officers as a Group (Three in Group)                                        64,547 (10.61%)


[1] The information indicated above concerning occupations, age and beneficial ownership of stock has been furnished to the Company by the respective nominees. None of the nominees is a director of any other publicly held company.

[2] The number of shares beneficially owned by Linda Ashley, an attorney since 1982, includes 64,047 shares held of record by Trust f/b/o Linda Ashley ("Trust D"). Linda Ashley is a Co-trustee of Trusts A and D listed in the following chart of Principal Stock Holders. In such capacity, she shares voting and dispositive powers over 304,547 shares but disclaims beneficial ownership of the 240,000 shares held in Trust A.

[3]  Howard Kaplan practiced law for over 35 years.

[4]  Gordon Katz, Linda Ashley's son, has been an attorney since 1992.

[5] Each executive officer is elected or appointed by the Board of Directors to hold office until a successor is elected and qualified.

                          DIRECTOR REMUNERATION

     No officer or director received compensation of more than $100,000 during the fiscal year.

     Directors are elected at each annual meeting and appoint officers whose terms last until the next annual meeting.

                         PRINCIPAL STOCKHOLDERS

(1) Title of      (2) Name and Address           (3) Amount and Nature       (4) % of Class
   Class            of Beneficial Owner          of Beneficial Ownership

Common            Sophie Ashley                     240,000 (A)              39.45
                  c/o Linda Ashley, Esq.
                  233 Broadway, #1085
                  New York, N.Y. 10279

Common            Harriet Ehren                      64,548 (B)                10.61
                  c/o Lance Ehren
                  10301 E. Bay Harbor Dr., #5
                  Bay Harbor Isl., FL 33154

Common            Beverly Evangelos                  64,648 (C)                10.61
                  c/o Daniela Assail
                  201 W. Olympic Pl., #204
                  Seattle, Wash. 98119

Common            Linda Ashley                       64,547 (D)                10.61
                  233 Broadway, #1085
                  New York, N.Y. 10279

Common            James Tarsy                        54,750                     9.00
                  151 Harbor Rd.
                  Harbor Arces
                  Sands Point, N.Y. 11050



(A) Shares held of record by Trust u/w/o Harry Ashley f/b/o Sophie Ashley ("Trust A").

(B) Includes 64,048 shares held of record by Trust f/b/o Harriet Ashley ("Trust B").

(C)  Includes 64,048 shares held of record by Trust f/b/o Beverly
     Evangelos ("Trust C").

(D) The number of shares beneficially owned by Linda Ashley includes 64,047 shares held of record by Trust f/b/o Linda Ashley ("Trust D"). Linda Ashley is a Co-trustee of Trusts A and D. In such capacity, she shares voting and dispositive power over 304,547 trust shares but disclaims beneficial ownership of the 240,000 shares held in Trust A.

                      INDEPENDENT PUBLIC ACCOUNTANTS

     Management has selected the firm of Eisner & Lubin LLP, independent public accountants, to audit the books, records and accounts of your Company for the fiscal year ending October 3, 1998. A representative of Eisner & Lubin will attend the meeting, will have the opportunity to make a statement if he wishes and will be available to respond to appropriate questions from stockholders.

                          STOCKHOLDER PROPOSALS

     Stockholder proposals must have been received by the Secretary of the Company by April 1, 1998 to have been included in this year's proxy materials. None were received.

                                 GENERAL

     The management knows of no other matter likely to come before the meeting. If any other matter properly comes before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

     The company will pay the cost of preparing and mailing the notice of meeting, form of proxy and proxy statement for the meeting. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company, personally and by telephone or telegraph. The Company may request brokerage houses, custodians, nominees and fiduciaries to forward solicitation material to their principals, and the company may reimburse them for their reasonable out-of-pocket expenses.

     The Company's Annual Report to stockholders for the fiscal year ended September 27, 1997, including financial statements, is enclosed with this proxy statement.

                                   By Order of the Board of Directors,

                                   LINDA ASHLEY
                                   President

Dated: April 2, 1998

                   EICO ELECTRONIC INSTRUMENT CO., INC.
PROXY            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS           PROXY

     The undersigned hereby appoints LINDA ASHLEY and HOWARD S. KAPLAN as Proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this Proxy card, all shares of Common Stock of EICO Electronic Instrument Co., Inc., (the "Company") held of record by the undersigned on April 28, 1998, at The Annual Meeting of Stockholders to be held on June 5, 1998 or any adjournments thereof.

                     (To be signed on Reverse Side.)

                     Please date, sign and mail your
                   proxy card back as soon as possible!

                      Annual Meeting of Stockholders
                  EICO ELECTRONIC INSTRUMENT CO.,  INC.

                               June 5, 1998



         |                                                     |
        \|/  Please Detach and Mail in the Envelope Provided  \|/


        Please mark your
A  [X]  votes as in this
        example.


             FOR all nominees
         listed at right (except  WITHHOLD AUTHORITY
             as marked to the       to vote for all
              contrary below)          nominees.     Nominees: Linda Ashley
                                                               Howard S. Kaplan
1. ELECTION OF     [  ]                   [  ]                 Gordon Katz
   DIRECTORS.

(To withhold authority to vote for any nominee, write that nominee's name on the line below.)



______________________________________________________________________________


2) In their discretion, the proxies are authorized to vote (i) for any substitute nominee for election as director if any of the nominees named at left should not be a candidate and (ii) upon such other business as may properly come before the meeting.


This proxy is solicited on behalf of the Board of Directors. This proxy will be voted as directed. In the absence of direction, this proxy will be voted for the three nominees for election.

Stockholders are urged to date, mark, sign and return this proxy promptly in the envelope provided, which requires no postage if malled within the United States.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY


SIGNATURE_________________ DATE_______  SIGNATURE_________________ DATE_______

Note: When signing as attorney in fact, executor, administrator, trustee or guardian, please give your full title as such. Otherwise, please sign exactly as name or names appear on stock certificate (as indicated hereon.)